[PHOTO]
ZENIX
Income
Fund Inc.
[GRAPHIC]
Script ZF
[GRAPHIC]
medallion
                         [GRAPHIC]
                         smaller script ZF

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                                                             Semi-Annual Report
                                                             September 30, 2001

[GRAPHIC]



                            Zenix Income Fund Inc.

[PHOTO]
HEATH B. MCLENDON
Chairman

[PHOTO]
JOHN C. BIANCHI, CFA
Vice President and
Investment Officer


Dear Shareholder:
        We are pleased to provide the semi-annual report for the Zenix Income Fund Inc. ("Fund") for the period ended September 30, 2001. In this report, we have summarized what we believe to be the period's prevailing economic conditions and outlined our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Shareholder Notices


As you may know, many Citigroup Asset Management investment professionals were located at 7 World Trade Center, a building that was destroyed during the September 11/th/ terrorist attack. Upon evacuating all personnel to safety, we immediately implemented our business recovery plan and have been in full operation since the markets reopened. Although the stock exchange was closed for several days, we were able to resume trading as soon as the market reopened. We can assure you that this event did not affect the management of your investments; as always, they have been well protected and managed under the watchful eye of our investment professionals.

Pursuant to notice given to shareholders of the Fund's Auction Rate Cumulative Preferred Shares ("Preferred Shares"), the Fund will voluntarily redeem 400 of the outstanding Preferred Shares at the close of business on October 30, 2001. The Preferred Shares will be redeemed pro-rata among the holders of Preferred Shares in proportion to the number of Preferred Shares they hold. The aggregate principal amount paid by the Fund pursuant to this redemption will be $10 million. The Fund will have 1,600 Preferred Shares remaining outstanding after the redemption, with an aggregate principal value of $40 million. No further dividends will accumulate on the redeemed Preferred Shares after October 30, 2001.




[GRAPHIC]

Performance Update
This has been a difficult period for the high-yield market. Consequently, the Fund's performance has been disappointing. During the past six months, the Fund distributed income dividends to common shareholders totaling $0.31 per share. The table below details the annualized distribution rate and the six-month total return for the Fund based on its September 30, 2001 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price./1/

   Price          Annualized         Six-Month
  Per Share  Distribution Rate/2/ Total Return/2/
------------ -------------------- ---------------
$2.94 (NAV)         18.98%           (20.35)%
$3.79 (NYSE)        14.72%           (15.43)%

The Fund generated a return based on NAV of negative 20.35% for the six months ended September 30, 2001. In comparison, the Lipper Inc. ("Lipper")/3/ peer group of high current yield leveraged funds returned negative 13.05% for the same period.

------
1The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the value of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply and demand of the Fund's shares.
2Total returns are based on changes in NAV or the market value, respectively.
 Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.0465 for 12 months. This rate is as of October 31, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your investment in the Fund. Past performance is not indicative of future results.
3Lipper is an independent mutual fund-tracking organization. Average annual returns are based on the six months ended September 30, 2001, calculated among 25 funds in the high current yield leveraged fund category.

Market and Portfolio Overview
The correction that the high-yield bond market entered into at the end of the Fund's fiscal year (March 31, 2001) continued to negatively affect the high-yield market. The correction was in response to the dramatic sell-off in the stock market, catalyzed by escalating concerns over the slowing U.S. economy and disappointing corporate profits, particularly by many technology and telecommunications companies. In an attempt to cushion the stock market decline, the U.S. Federal Reserve Board ("Fed") aggressively lowered the federal funds rate ("fed funds rate")/4/ several times during the period. The terrorist attack on September 11/th/ precipitated the Fed's latest round of easings (i.e., short-term interest rate reductions). The first occurred on September 17/th/, the first day the U.S. stock market opened for trading following the attack, while the second was on October 2/nd/ (after the period covered by this report), which brought the fed funds rate to 2.5%. The attack also resulted in the high-yield bond market's worst performance in more than 15 years as investors shifted away from riskier assets. On average, high-yield bond prices dropped over 6.5% in the month of September. As the largest monthly decline in the past 20 years, the magnitude of the downturn is consistent with the size of the worst declines (in the 10% to 15% range) experienced in the equity market since the Great Depression. Simultaneously, U.S. Treasuries increased in price as investors shifted more money into the government bond market. The biggest declines came in airlines, airline parts and lodging companies' bonds, reflecting the dramatic decline in those businesses in the last three weeks in September. Given the greater probability of a severe recession over the next two to three quarters, a broad cross section of the more cyclical high-yield industrial bonds and retail bonds also sold off in the last three weeks of September.

We believe the biggest uncertainty at this time revolves around what impact the terrorist attacks and the subsequent United States military response will have on consumer and corporate confidence and spending. We anticipate the Fed may further reduce short-term rates to 2.0% by the end of 2001 to help cushion the declines in the equity markets and minimize the declines in the overall economy. In addition to the monetary stimulus the Fed is providing, we expect further fiscal stimulus in the form of tax cuts and added spending from the U.S. government in the near future, which should also provide further impetus for an economic recovery next year. There is little debate that a recovery will take time to commence and will most likely be gradual. We are not expecting a dramatic improvement in corporate profits and overall economic growth but a more gradual recovery that will take several quarters to fully emerge.
------
4The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

After the recent price declines, the high-yield market is trading at recessionary valuations with yield spreads/5/ over U.S. Treasuries exceeding 11.00% (1,100 basis points). These are levels that the market approached in the last recession of 1990. Default rates are currently running at less than 8.5% on a rolling 12-month basis, and there is an increasing probability that they will rise to 10% by the end of this year. We believe the overall market is already discounting this higher default rate into current valuation levels. We believe the high-yield market, on a longer-term basis, offers attractive value at current levels. The market will most likely remain mired at depressed levels until there is greater clarity over the future of the global economy, as well as what transpires as a consequence of the events of September 11/th/.

In light of the recent events and the higher likelihood of a meaningful recession, we have shifted our investment strategy to an increasingly more defensive posture. We have accomplished this repositioning in several ways. We have continued to cut our exposure to lower rated issues and have continued to add higher rated issues with credit ratings of BB/Ba and higher as rated by Standard & Poor's Ratings Service and Moody's Investors Service, Inc.,/6/ respectively. This strategy has been somewhat undermined by a continued credit deterioration of many companies in an extremely difficult economic environment. At the same time, we have also continued to underweight the more cyclical industries and have increasingly become more selective in our investment additions to the portfolios emphasizing the better quality and more defensive companies in the healthcare, cable TV, media, operating utilities and regional gaming sectors. We currently have a cash position of between 11% to 13%, which is primarily due to our near-term cautious stance regarding the economy. This strategy focused on portfolio credit quality has enabled us to avoid almost all of the defaults that have occurred in the high-yield market. However, in the short-term, this strategy has cost us current income because higher quality issues and cash tend to generate a lower amount of income. As we become more confident that an economic recovery has begun, we will reinvest cash into the high-yield market by increasing our exposure to the better quality cyclical credits that we believe will participate in a market recovery. We believe our greater quality and liquidity position puts us in a strong position to outperform our peers next year after experiencing a difficult 2001.
------
5Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
6Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are two major credit rating agencies.


[GRAPHIC]

Summary
We remain confident the high-yield market is near a meaningful bottom after several false starts and will gradually recover over the next two to three years. The most depressed sectors such as telecommunications and technology could take longer given the specific problems affecting those sectors. We remain focused on purchasing bonds that we believe have the most potential to increase in price. These tend to be the deeper discount issues of the better quality companies. We strongly believe that despite the near-term difficulties and challenges, we remain confident that we will generate improved performance over time given our current position.

Should you have any questions about the Zenix Income Fund Inc., please call PFPC Global Fund Services at (800) 331-1710. Thank you for your continued confidence in our investment approach.

Sincerely,

/s/ Heath B. McLendon
                                /s/ John C. Bianchi
Heath B. McLendon
                                John C. Bianchi, CFA
Chairman
                                Vice President and
                                Investment Officer

October 26, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 7 through 21 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of September 30, 2001 and is subject to change.


[GRAPHIC]

Take Advantage of the Fund's Dividend Reinvestment Plan!

   Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

   As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary
   If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment then your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

   The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting 98% of the NAV, or 95% of the market price, whichever is greater.

   If the market price is less than 98% of the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market.

   If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of 98% of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

   A more complete description of the current Plan appears in the section of this report beginning on page 38. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.


[GRAPHIC]

                                                        Schedule of Investments
                                                 September 30, 2001 (unaudited)


[GRAPHIC]



  Face
Amount++  Rating(a)                         Security                           Value
----------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 75.8%
Aerospace -- 0.5%
  330,000   B-      Dunlop Standard Aerospace Holdings,
                      Sr. Notes, 11.875% due 5/15/09........................ $  308,550
  345,000   B-      Fairchild Corp., Notes, 10.750% due 4/15/09.............    170,775
                                                                             ----------
                                                                                479,325
                                                                             ----------
Airlines -- 1.3%
  495,000   B+      Air Canada, Sr. Notes, 10.250% due 3/15/11..............    215,325
1,723,536   BB      Airplanes Pass-Through Trust, Asset-Backed Securities,
                      Series 1, Class D, 10.875% due 3/15/19................  1,067,472
                                                                             ----------
                                                                              1,282,797
                                                                             ----------
Aluminum -- 1.0%
  220,000   BB-     Century Aluminum Co., First Mortgage,
                      11.750% due 4/15/08+..................................    216,700
                    Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes:
  675,000   CCC+      12.750% due 2/1/03....................................    482,625
  160,000   B         Series B, 10.875% due 10/15/06........................    133,600
  140,000   B         Series D, 10.875% due 10/15/06........................    116,900
                                                                             ----------
                                                                                949,825
                                                                             ----------
Apparel -- 1.5%
                    Levi Strauss & Co.:
   95,000   BB-       Notes, 7.000% due 11/1/06.............................     63,175
  130,000   BB-       Sr. Notes, 11.625% due 1/15/08........................     95,550
                    Tommy Hilfiger USA Inc.:
  290,000   BBB-      6.500% due 6/1/03.....................................    274,527
  355,000   BBB-      6.850% due 6/1/08.....................................    311,103
  465,000   B-      Tropical Sportswear International Corp., Guaranteed
                      Sr. Sub. Notes, Series A, 11.000% due 6/15/08.........    430,125
  230,000   B-      William Carter Co., Sr. Sub. Notes, 10.875% due 8/15/11+    234,600
                                                                             ----------
                                                                              1,409,080
                                                                             ----------
Auto Parts: Original Equipment Manufacturer -- 0.7%
  320,000   B       Collins & Aikman Products Co., Sr. Sub. Notes,
                      11.500% due 4/15/06...................................    286,400
  165,000   BBB-    Dana Corp., Sr. Notes, 9.000% due 8/15/11+..............    149,034
  220,000   BB-     The Pep Boys - Manny, Moe & Jack, Medium-Term
                      Notes, Series A, 6.520% due 7/16/07...................    212,174
                                                                             ----------
                                                                                647,608
                                                                             ----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                     September 30, 2001 (unaudited) (continued)


[GRAPHIC]


  Face
Amount++       Rating(a)                       Security                          Value
------------------------------------------------------------------------------------------
Broadcasting -- 0.5%
  335,000        B-      Paxson Communications Corp., Sr. Sub. Notes,
                           10.750% due 7/15/08+............................... $  333,744
  180,000        CCC+    Sirius Satellite Radio Inc., Sr. Secured Notes,
                           14.500% due 5/15/09................................     72,000
  125,000        B-      Spanish Broadcasting System, Inc., Sr. Sub. Notes,
                           9.625% due 11/1/09+................................    110,625
                                                                               ----------
                                                                                  516,369
                                                                               ----------
Building Products -- 0.7%
  495,000        B       Amatek Industries Property Ltd., Sr. Sub. Notes,
                           12.000% due 2/15/08................................    398,475
  370,000        B-      Atrium Cos., Inc., Sr. Sub. Notes, 10.500% due 5/1/09    299,700
                                                                               ----------
                                                                                  698,175
                                                                               ----------
Cable Television -- 5.7%
                         Adelphia Communications Corp., Sr. Notes:
  630,000        B+        8.750% due 10/1/07.................................    554,400
  165,000        B+        10.250% due 6/15/11................................    144,375
  735,000        B-      Callahan Nordrhein-Westfalen, Sr. Discount Notes,
                           step bond to yield 17.092% due 7/15/10.............    180,075
  130,000        B+      Century Communications Corp., Sr. Notes,
                           9.750% due 2/15/02.................................    127,075
                         Charter Communications Holdings LLC/Charter
                           Communications Capital Corp.:
                             Sr. Discount Notes:
  800,000        B+            Step bond to yield 13.499% due 1/15/11.........    468,000
  220,000        NR            Step bond to yield 11.757% due 5/15/11.........    122,100
  405,000        B+          Sr. Notes, 11.125% due 1/15/11...................    412,088
  495,000/GBP/   B-      Diamond Holdings PLC, Guaranteed Notes,
                           10.000% due 2/1/08.................................    473,830
1,070,000        B1*     Echostar DBS Corp., Sr. Notes, 10.375% due 10/1/07...  1,086,050
  300,000        B+      Mediacom Broadband, LLC, Sr. Notes,
                           11.000% due 7/15/13+...............................    307,500
   90,000/EUR/   CCC+    Ono Finance PLC, Sr. Notes, 14.000% due 7/15/10......     48,451
1,050,000        Ba1*    Rogers Cablesystems, Ltd., Guaranteed Sr. Sub.
                           Debentures, 11.000% due 12/1/15....................  1,118,250

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                     September 30, 2001 (unaudited) (continued)


[GRAPHIC]


  Face
Amount++     Rating(a)                       Security                         Value
---------------------------------------------------------------------------------------
Cable Television -- 5.7% (continued)
                       Telewest Communications PLC:
335,000/GBP/   B+        5.250% due 2/19/07+(b)............................ $  277,886
450,000        B         Debentures, 11.000% due 10/1/07...................    288,000
                                                                            ----------
                                                                             5,608,080
                                                                            ----------
Casinos - Gambling -- 4.2%
265,000        B-      Alliance Gaming Corp., Series B, 10.000% due 8/1/07.    253,075
170,000        B-      Ameristar Casinos, Inc., 10.750% due 2/15/09........    173,400
165,000        B+      Argosy Gaming Co., Sr. Sub. Notes, 9.000% due 9/1/11    165,000
500,000        BB-     Circus Circus Enterprises Inc., Sr. Sub. Debentures,
                         7.625% due 7/15/13................................    396,250
860,000        B       Hollywood Casino Corp., Guaranteed Sr. Sub. Notes,
                         11.250% due 5/1/07................................    872,900
515,000        BB+     Park Place Entertainment Corp., Sr. Sub. Notes,
                         8.125% due 5/15/11................................    473,800
                       Sun International Hotels Ltd., Sr. Sub. Notes:
300,000        Ba3*      9.000% due 3/15/07................................    270,000
770,000        Ba3*      8.625% due 12/15/07...............................    673,750
205,000        Ba3*      8.875% due 8/15/11+...............................    176,300
710,000        B-      Venetian Casino Resort, LLC, Secured Notes,
                         12.250% due 11/15/04..............................    635,450
                                                                            ----------
                                                                             4,089,925
                                                                            ----------
Chemicals - Major -- 0.3%
                       Huntsman Corp.:
935,000        B         Sr. Discount Notes, zero coupon bond to yield
                          13.146% due 12/31/09.............................    201,025
280,000        CCC+      Sr. Sub. Notes, 9.500% due 7/1/07+................     68,600
                                                                            ----------
                                                                               269,625
                                                                            ----------
Chemicals - Specialty -- 2.4%
195,000        Ba1*    Airgas Inc., Sr. Sub. Notes, 9.125% due 10/1/11+....    197,925
 90,000        B       Avecia Group PLC, Sr. Notes, 11.000% due 7/1/09.....     85,050
915,000        Ba1*    IMC Global Inc., Sr. Notes, 11.250% due 6/1/11+.....    901,275
335,000        BB-     ISP Chemco Inc., Sr. Sub. Notes, 10.250% due 7/1/11+    323,275

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                     September 30, 2001 (unaudited) (continued)


[GRAPHIC]


  Face
Amount++       Rating(a)                        Security                          Value
-------------------------------------------------------------------------------------------
Chemicals - Specialty -- 2.4% (continued)
                         ISP Holdings Inc., Sr. Notes, Series B:
   55,000        B+        9.750% due 2/15/02.................................. $   55,275
  365,000        B+        9.000% due 10/15/03.................................    355,875
  490,000/EUR/   B+      Messer Griesheim Holding AG, Sr. Notes,
                           10.375% due 6/1/11+.................................    425,188
                                                                                ----------
                                                                                 2,343,863
                                                                                ----------
Construction/AG Equipment/Trucks -- 0.5%
  540,000        B       Columbus McKinnon Corp., Guaranteed Sr. Sub.
                           Notes, 8.500% due 4/1/08............................    494,100
                                                                                ----------
Consumer Specialties -- 2.6%
                         American Greetings Corp.:
  290,000        Ba1*      Notes, 6.100% due 8/1/28............................    242,585
  665,000        BB+       Sr. Sub. Notes, 11.750% due 7/15/08+................    601,825
  715,000        BB      Hasbro Inc., Debentures, 6.600% due 7/15/28...........    457,013
  275,000        BB-     Meditrust, Notes, 7.114% due 8/15/04+.................    261,250
                         Service Corp. International:
  330,000        BB-       Debentures, 7.875% due 2/1/13.......................    262,350
                           Notes:
  330,000        BB-         6.875% due 10/1/07................................    273,900
  335,000        BB-         6.500% due 3/15/08................................    269,675
  200,000        B+      Stewart Enterprises, Inc., Sr. Sub. Notes,
                           10.750% due 7/1/08+.................................    213,000
                                                                                ----------
                                                                                 2,581,598
                                                                                ----------
Containers - Packaging -- 3.6%
  565,000        B+      Owens-Illinois, Inc., Sr. Notes, 7.150% due 5/15/05...    443,525
   60,000        B-      Pliant Corp., 13.000% due 6/1/10......................     47,700
  420,000        B-      SF Holdings Group Inc., Sr. Discount Notes, Series B,
                           step bond to yield 18.062% due 3/15/08..............    207,900
1,425,000        B       Stone Container Finance Corp., Guaranteed Sr. Notes,
                           11.500% due 8/15/06+................................  1,503,375
  760,000        B-      Sweetheart Cup Co. Inc., Sr. Sub. Notes,
                           10.500% due 9/1/03..................................    763,800
  595,000        B-      Tekni-Plex, Inc., Guaranteed Sr. Sub. Notes, Series B,
                           12.750% due 6/15/10.................................    520,625
                                                                                ----------
                                                                                 3,486,925
                                                                                ----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                     September 30, 2001 (unaudited) (continued)

[GRAPHIC]


  Face
Amount++  Rating(a)                       Security                          Value
-------------------------------------------------------------------------------------
Contract Drilling -- 0.4%
   60,000   B-      Parker Drilling Co., 5.500% due 8/1/04 (b)........... $   53,850
  340,000   BB+     Pride International, Inc., Sr. Notes,
                      10.000% due 6/1/09.................................    358,700
                                                                          ----------
                                                                             412,550
                                                                          ----------
Discount Stores -- 0.7%
                    Kmart Corp.:
  145,000   Baa3*     Debentures, 12.500% due 3/1/05.....................    151,365
  562,500   Baa3*     Pass-Through Certificates,
                        8.540% due 1/2/15................................    528,851
                                                                          ----------
                                                                             680,216
                                                                          ----------
Diversified Commercial Services -- 1.8%
2,080,000   B2*     Intertek Finance PLC, Guaranteed Sr. Sub. Notes,
                      Series B, 10.250% due 11/1/06......................  1,591,200
  180,000   B-      Outsourcing Solutions Inc., Sr. Sub. Notes, Series B,
                      11.000% due 11/1/06................................    135,900
                                                                          ----------
                                                                           1,727,100
                                                                          ----------
Diversified Financial Services -- 1.5%
                    Amresco Inc., Sr. Sub. Notes, Series A:
  320,000   Caa3*     10.000% due 3/15/04................................    123,200
1,115,000   Caa3*     9.875% due 3/15/05.................................    429,275
                    Conseco, Inc.:
                      Notes:
  435,000   BB-         8.750% due 2/9/04................................    363,225
   55,000   BB-         9.000% due 10/15/06..............................     43,175
   90,000   BB-       Sr. Notes, 10.750% due 6/15/08.....................     74,250
  405,000   BB      Markel Capital Trust I, Series B,
                      8.710% due 1/1/46..................................    322,921
  165,000   BB+     PXRE Capital Trust I, 8.850% due 2/1/27..............    125,599
                                                                          ----------
                                                                           1,481,645
                                                                          ----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                     September 30, 2001 (unaudited) (continued)

[GRAPHIC]


  Face
Amount++  Rating(a)                       Security                          Value
-------------------------------------------------------------------------------------
Diversified Manufacturing -- 2.1%
  295,000   B       Applied Extrusion Technologies, Inc., Sr. Notes,
                      10.750% due 7/1/11+................................ $  295,000
  810,000   A3*     Cooper Tire & Rubber Co., Notes,
                      7.625% due 3/15/27.................................    717,755
  485,000   BBB     Newmont Mining Corp., Notes, 8.625% due 5/15/11......    483,226
  850,000   B2*     Park-Ohio Industries, Inc., Sr. Sub. Notes,
                      9.250% due 12/1/07.................................    599,250
                                                                          ----------
                                                                           2,095,231
                                                                          ----------
Electronic Components -- 2.5%
  825,000   Baa2*   Avista Corp., Sr. Notes, 9.750% due 6/1/08+..........    868,417
                    Celestica International Inc.:
  290,000   Ba2*      Sr. Sub. Notes, 10.500% due 12/31/06...............    303,050
  615,000   Ba2*      Zero coupon bond to yield 3.750% due 8/1/20 (b)....    227,550
  200,000   BB      CMS Energy Corp., Sr. Notes, 9.875% due 10/15/07.....    207,001
  205,000   Ba3*    LSI Logic Corp., 4.000% due 2/15/05 (b)..............    166,050
  330,000   Ba2*    Mission Energy Holding Co., Sr. Notes,
                      13.500% due 7/15/08+...............................    334,950
  230,000   Ba2*    Sanmina Corp., zero coupon bond to yield
                      4.000% due 9/12/20 (b).............................     81,650
  290,000   Baa2*   Thomas & Betts Corp., Notes, Series MTN,
                      6.625% due 5/7/08..................................    240,150
   55,000   BBB-    Xerox Corp., Notes, Series MTNE,
                      5.250% due 12/15/03................................     47,850
                                                                          ----------
                                                                           2,476,668
                                                                          ----------
Engineering & Construction -- 0.9%
  910,000   BB-     Foster Wheeler Corp., Notes, 6.750% due 11/15/05.....    656,157
  245,000   BB-     Integrated Electrical Services, Inc., Sr. Sub. Notes,
                      9.375% due 2/1/09..................................    216,825
                                                                          ----------
                                                                             872,982
                                                                          ----------
Environmental Services -- 2.3%
1,035,000   B+      Allied Waste North America, Inc., Sr. Sub. Notes,
                      10.000% due 8/1/09 (c).............................  1,040,175
  305,000   BB      Compagnie Generale de Geophysique S.A., Sr. Notes,
                      10.625% due 11/15/07...............................    303,475
  845,000   B+      URS Corp., Sr. Sub. Notes, 12.250% due 5/1/09........    857,675
                                                                          ----------
                                                                           2,201,325
                                                                          ----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                     September 30, 2001 (unaudited) (continued)


[GRAPHIC]


  Face
Amount++  Rating(a)                       Security                         Value
------------------------------------------------------------------------------------
Finance Companies -- 1.5%
1,248,000   NR      Finova Group Inc., Notes, 7.500% due 11/15/09....... $  489,703
  575,000   Ba3*    Orion Power Holdings, Inc., Sr. Notes,
                      12.000% due 5/1/10................................    738,875
  210,000   B-      Williams Scotsman Inc., 9.875% due 6/1/07...........    190,050
                                                                         ----------
                                                                          1,418,628
                                                                         ----------
Food Distributors -- 2.7%
                    Aurora Foods Inc., Sr. Sub. Notes, Series B:
   35,000   CCC+      9.875% due 2/15/07................................     28,350
   35,000   CCC+      8.750% due 7/1/08.................................     28,000
  485,000   B-      Carrols Corp., Sr. Sub. Notes, 9.500% due 12/1/08...    441,350
                    Fleming Cos., Inc.:
  350,000   BB-       10.125% due 4/1/08................................    358,750
                      Guaranteed Sr. Sub. Notes, Series B:
   80,000   B+          10.500% due 12/1/04.............................     80,400
  890,000   B+          10.625% due 7/31/07.............................    885,550
  495,000   BB      Great Atlantic & Pacific Tea Co., Sr. Notes,
                      7.700% due 1/15/04................................    477,822
  440,000   Baa2*   SC International Services, Inc., Guaranteed Sr. Sub.
                      Notes, Series B, 9.250% due 9/1/07................    345,400
                                                                         ----------
                                                                          2,645,622
                                                                         ----------
Foods - Specialty/Candy -- 1.0%
  315,000   B-      B&G Foods, Inc., Guaranteed Sr. Sub. Notes,
                      9.625% due 8/1/07.................................    275,625
  395,000   B2*     Michael Foods, Inc., Sr. Sub. Notes, Series B,
                      11.750% due 4/1/11................................    412,775
  410,000   BBB     Tyson Foods, Inc., Notes, 7.000% due 1/15/28........    329,436
                                                                         ----------
                                                                          1,017,836
                                                                         ----------
Health Industry Services -- 2.9%
                    HEALTHSOUTH Corp.:
  335,000   BBB-      Notes, 8.375% due 10/1/11+........................    340,444
  595,000   BBB-      Sr. Notes, 6.875% due 6/15/05.....................    585,416
  380,000   B       Per-Se Technologies Inc., Series B,
                      9.500% due 2/15/05................................    317,300
  345,000   B       Physician Sales & Services, 8.500% due 10/1/07......    315,675

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                     September 30, 2001 (unaudited) (continued)


[GRAPHIC]


  Face
Amount++  Rating(a)                        Security                           Value
---------------------------------------------------------------------------------------
Health Industry Services -- 2.9% (continued)
  340,000   BB      Sola International Inc., Notes, 6.875% due 3/15/08..... $  330,497
  725,000   B2*     Total Renal Care Holdings, Inc.,
                      7.000% due 5/15/09 (b)...............................    690,563
  240,000   B-      Universal Hospital Services, Inc., Sr. Notes,
                      10.250% due 3/1/08...................................    231,600
                                                                            ----------
                                                                             2,811,495
                                                                            ----------
Home Building -- 2.5%
                    D.R. Horton Inc.:
  285,000   Ba1*      Sr. Notes, 8.000% due 2/1/09.........................    266,475
  410,000   Ba2*      Sr. Sub. Notes, 9.375% due 3/15/11...................    383,350
  930,000   BB+     Lennar Corp., Series B, 9.950% due 5/1/10..............    967,200
  195,000   B1*     Meritage Corp., 9.750% due 6/1/11......................    181,350
  185,000   Ba2*    Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10.......    185,925
  335,000   B2*     Schuler Homes, Inc., Sr. Sub. Notes,
                      10.500% due 7/15/11+.................................    319,925
                    Standard Pacific Corp., Sr. Notes:
   55,000   BB        8.500% due 4/1/09....................................     51,975
   90,000   BB        9.500% due 9/15/10...................................     87,750
                                                                            ----------
                                                                             2,443,950
                                                                            ----------
Home Furnishings -- 1.2%
  455,000   B       Falcon Products, Inc., Sr. Sub. Notes,
                      11.375% due 6/15/09..................................    429,975
                    Remington Products Co., LLC/Remington Capital
                      Corp., Sr. Sub. Notes:
  310,000   B3*         11.000% due 5/15/06+...............................    261,950
  225,000   B3*         Series B, 11.000% due 5/15/06......................    190,125
  355,000   B       Salton, Inc., Sr. Sub. Notes, 12.250% due 4/15/08+.....    287,550
                                                                            ----------
                                                                             1,169,600
                                                                            ----------
Hospital - Nursing Management -- 1.6%
1,520,000   Ba2*    Fresenius Medical Care Capital Trust I, Trust Preferred
                      Securities, 9.000% due 12/1/06.......................  1,554,200
                                                                            ----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                     September 30, 2001 (unaudited) (continued)


[GRAPHIC]


  Face
Amount++     Rating(a)                        Security                             Value
--------------------------------------------------------------------------------------------
Hotel - Resort -- 3.8%
2,375,000      Ba3*       Courtyard by Marriott II LP/Courtyard Finance Co.,
                           Sr. Secured Notes, Series B, 10.750% due 2/1/08...... $2,363,125
1,425,000      B+         Intrawest Corp., Sr. Notes, 10.500% due 2/1/10........  1,303,875
                                                                                 ----------
                                                                                  3,667,000
                                                                                 ----------
Leisure/Movies/Entertainment -- 0.3%
  380,000      B          Premier Parks Inc., Sr. Discount Notes,
                           step bond to yield 12.025% due 4/1/08................    295,450
                                                                                 ----------
Machinery -- 0.2%
  265,000EUR   B+         Manitowoc Co., Inc., Sr. Sub. Notes,
                           10.375% due 5/15/11+.................................    219,617
                                                                                 ----------
Multi-Sector Companies -- 0.4%
  385,000      BB         Standard Commercial Tobacco Corp.,
                           Guaranteed Sr. Sub. Notes, 8.875% due 8/1/05.........    367,675
                                                                                 ----------
Oil & Gas Production -- 2.6%
  875,000      B+         Canadian Forest Oil Ltd., Guaranteed Sr. Sub. Notes,
                           10.500% due 1/15/06..................................    920,938
  900,000      B+         Nuevo Energy Co., Sr. Sub. Notes, Series B,
                           9.500% due 6/1/08....................................    850,500
  390,000      Caa1*      RAM Energy, Inc., Sr. Notes, 11.500% due 2/15/08......    321,750
  300,000      B-         Range Resources Corp., 8.750% due 1/15/07.............    280,500
  145,000      BB-        Vintage Petroleum Inc., Sr. Sub. Notes,
                           9.750% due 6/30/09...................................    152,612
                                                                                 ----------
                                                                                  2,526,300
                                                                                 ----------
Oil & Gas Transmission -- 0.4%
  365,000      BB-        Leviathan Gas Pipeline Finance Corp.,
                           Sr. Sub. Notes, 10.375% due 6/1/09...................    388,725
                                                                                 ----------
Paper -- 1.9%
  340,000      B          Hollinger Participation, Sr. Notes,
                           12.125% due 11/15/10+................................    277,100
1,170,000      BB-        Quebecor Media Inc., Sr. Notes,
                           11.125% due 7/15/11+.................................  1,164,150
  380,000      Ba3*       SD Warren Co., Debentures, 14.000% due 12/15/06.......    411,350
                                                                                 ----------
                                                                                  1,852,600
                                                                                 ----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                     September 30, 2001 (unaudited) (continued)


[GRAPHIC]


  Face
Amount++  Rating(a)                         Security                             Value
------------------------------------------------------------------------------------------
Pharmaceuticals - Other -- 0.5%
  475,000   Ba3*       King Pharmaceuticals, Inc., Sr. Sub. Notes,
                        10.750% due 2/15/09................................... $  523,687
                                                                               ----------
Rental/Leasing Companies -- 0.3%
  210,000   BBB-       Avis Group Holdings, Inc., Sr. Sub. Notes,
                        11.000% due 5/1/09....................................    217,350
   60,000   BB         United Rentals, Inc., 10.750% due 4/15/08+.............     59,700
                                                                               ----------
                                                                                  277,050
                                                                               ----------
Retail - Other Specialty Stores -- 1.5%
  365,000   B-         Advance Stores Co., Inc., Guaranteed Sr. Sub. Notes,
                        Series B, 10.250% due 4/15/08.........................    344,925
                       J.C. Penney Co., Inc.:
  205,000   BBB-        Debentures, 6.900% due 8/15/26........................    199,159
  100,000   BBB-        Notes, 6.125% due 11/15/03............................     95,408
                       Rite Aid Corp., Sr. Notes:
  255,000   B-          7.625% due 4/15/05....................................    225,675
  100,000   B-          11.250% due 7/1/08+...................................    101,500
                       Saks Inc.:
  215,000   BB          7.000% due 7/15/04....................................    181,675
  405,000   BB          Guaranteed Sr. Sub. Notes, 7.250% due 12/1/04.........    342,225
                                                                               ----------
                                                                                1,490,567
                                                                               ----------
Savings & Loan Associations -- 2.3%
1,000,000   B3*        Ocwen Capital Trust I, Guaranteed Capital Securities,
                        10.875% due 8/1/27....................................    815,000
  900,000   B+         Ocwen Federal Bank FSB, Sub. Debentures,
                        12.000% due 6/15/05...................................    859,500
  600,000   B+         Ocwen Financial Corp., Sr. Notes,
                        11.875% due 10/1/03 (c)...............................    576,000
                                                                               ----------
                                                                                2,250,500
                                                                               ----------
Semiconductors -- 1.7%
                       Amkor Technology, Inc.:
  320,000   B           5.000% due 3/15/07 (b)................................    197,600
  255,000   BB-         Sr. Notes, 9.250% due 2/15/08.........................    204,000
  270,000   Ba3*       Cypress Semiconductor Corp.,
                        3.750% due 7/1/05 (b).................................    210,937

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                     September 30, 2001 (unaudited) (continued)


[GRAPHIC]


  Face
Amount++     Rating(a)                         Security                              Value
----------------------------------------------------------------------------------------------
Semiconductors -- 1.7% (continued)
1,070,000      B          Fairchild Semiconductor Corp., Sr. Sub. Notes,
                           10.125% due 3/15/07.................................... $1,011,150
                                                                                   ----------
                                                                                    1,623,687
                                                                                   ----------
Telecommunications - Other -- 3.1%
  315,000      BB-        Adelphia Business Solutions Inc., Series B, Sr. Notes,
                           12.250% due 9/1/04.....................................    177,975
                          American Tower Corp.:
  135,000      B           5.000% due 2/15/10 (b).................................     98,044
  785,000      B           Sr. Notes, 9.375% due 2/1/09...........................    661,363
  195,000EUR   B+         COLT Telecomm Group PLC, Registered Series,
                           2.000% due 4/3/07 (b)..................................     69,503
                          Flag Telecomm Holdings Ltd., Sr. Notes:
  400,000      B           11.625% due 3/30/10....................................    146,000
   75,000EUR   B           11.625% due 3/30/10....................................     25,272
  145,000      BB         Global Crossing Holdings Ltd., Sr. Notes,
                           9.500% due 11/15/09....................................     61,625
  270,000      B2*        ITC/DeltaCom, Inc., Sr. Notes,
                           9.750% due 11/15/08....................................     82,350
                          Level 3 Communications, Inc.:
   45,000      CCC+        Sr. Discount Notes, step bond to yield
                            12.872% due 3/15/10...................................      9,225
                           Sr. Notes:
  430,000      CCC+         11.000% due 3/15/08...................................    193,500
1,470,000EUR   B3*          11.250% due 3/15/10...................................    575,658
                          Metromedia Fiber Network, Inc., Sr. Notes:
  225,000      CCC-        10.000% due 12/15/09...................................     28,125
3,010,000      CCC-        Series B, 10.000% due 11/15/08.........................    376,250
  310,000      B-         NTL Inc., Sr. Notes, Series B, step bond to yield
                           18.639% due 2/1/06.....................................    162,750
  745,000      B-         Tele1 Europe B.V., Sr. Notes,
                           13.000% due 5/15/09....................................    160,175
  350,000      B2*        Time Warner Telecom LLC, Sr. Notes,
                           9.750% due 7/15/08.....................................    222,250
                                                                                   ----------
                                                                                    3,050,065
                                                                                   ----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                     September 30, 2001 (unaudited) (continued)


[GRAPHIC]


  Face
Amount++  Rating(a)                      Security                            Value
--------------------------------------------------------------------------------------
Telephone - Cellular -- 1.7%
  185,000   Caa1*      AirGate PCS, Inc., Sr. Sub. Discount Notes,
                        step bond to yield 17.123% due 10/1/09........... $   118,400
  135,000   Caa1*      Alamosa PCS Holdings, Inc., Guaranteed Sr.
                        Discount Notes, step bond to yield
                        12.728% due 2/15/10..............................      65,475
  700,000   B-         Centennial Cellular Corp., Sr. Sub. Notes,
                        10.750% due 12/15/08.............................     605,500
  140,000   B          Crown Castle International Corp., Sr. Notes,
                        10.750% due 8/1/11...............................     129,150
  525,000   B3*        Dobson/Sygnet Communications Inc., Sr. Notes,
                        12.250% due 12/15/08.............................     544,688
  160,000   B1*        Nextel Communications, Inc., Sr. Discount Notes,
                        step bond to yield 10.903% due 9/15/07...........      96,400
   54,614   A-         VoiceStream Wireless Corp., 10.375% due 11/15/09..      61,714
                                                                          -----------
                                                                            1,621,327
                                                                          -----------
Transportation - Marine -- 0.3%
  255,000   B-         Oglebay Norton Co., Sr. Sub. Notes,
                        10.000% due 2/1/09...............................     238,425
                                                                          -----------
Unregulated Power Generation -- 3.7%
                      AES Corp., Sr. Sub. Notes:
  880,000   Ba2*       10.250% due 7/15/06...............................     814,000
  330,000   Ba1*       9.375% due 9/15/10................................     285,450
  680,000   Ba2*      AES Drax Energy Ltd., Secured Bonds, Series B,
                       11.500% due 8/30/10...............................     676,600
  175,000   BB+       Calpine Canada Energy Finance, 8.500% due 5/1/08...     171,088
1,350,000   BB+       Calpine Corp., Sr. Notes, 10.500% due 5/15/06......   1,385,438
                      Covanta Energy Corp.:
  130,000   BBB        Debentures, 9.250% due 3/1/22.....................     131,274
  165,000   BBB-       Registered Series, 6.000% due 6/1/02 (b)..........     162,016
                                                                          -----------
                                                                            3,625,866
                                                                          -----------
                       TOTAL CORPORATE BONDS AND NOTES
                       (Cost -- $81,382,431).............................  73,884,884
                                                                          -----------

                      See Notes to Financial Statements.

[GRAPHIC]




                                                        Schedule of Investments
                                     September 30, 2001 (unaudited) (continued)



           Shares               Security                     Value
           ------ -------------------------------------   -----------
           COMMON STOCK# -- 0.0%
           Containers - Packaging -- 0.0%
            6,729     Aurora Foods, Inc.................. $    26,849
               84     SF Holdings Group+.................           3
                                                          -----------
                                                               26,852
                                                          -----------
           Telecommunications -- 0.0%
              581     Crown Castle International Corp....       5,229
           14,858     McLeodUSA Inc......................      11,441
                                                          -----------
                                                               16,670
                                                          -----------
                      TOTAL COMMON STOCK
                      (Cost -- $32,331)..................      43,522
                                                          -----------
           PREFERRED STOCK -- 0.5%
           Communications -- 0.3%
              300     Broadwing Communications, Series B,
                        12.500% due 8/15/09..............     276,750
                                                          -----------
           Telecommunications -- 0.2%
            4,800     Crown Castle International Corp.,
                        6.250% due 8/15/12 (b)...........     121,200
            2,200     Global Crossing Holding Ltd.,
                        6.750% due 4/15/12 (b)...........      92,950
                                                          -----------
                                                              214,150
                                                          -----------
                      TOTAL PREFERRED STOCK
                      (Cost -- $791,671).................     490,900
                                                          -----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                     September 30, 2001 (unaudited) (continued)


[GRAPHIC]


Warrants                              Security                               Value
--------------------------------------------------------------------------------------
WARRANTS# -- 0.1%
Broadcasting -- 0.0%
 2,450     UIH Australia Pacific, Inc., Expire 5/15/06................... $       612
                                                                          -----------
Containers - Packaging -- 0.0%
    60     Pliant Corp., Expire 6/1/10+..................................         127
                                                                          -----------
Internet Services -- 0.0%
   325     Cybernet Internet Services International, Inc., Expire 7/1/09+           1
 1,170     WAM!NET Inc., Expire 3/1/05...................................          12
                                                                          -----------
                                                                                   13
                                                                          -----------
Printing/Forms -- 0.0%
   335     Merrill Corp., Expire 5/1/09..................................          33
                                                                          -----------
Telecommunications - Other -- 0.0%
   265     GT Group Telecom Inc., Expire 2/1/10..........................       4,108
 7,130     Pagemart, Inc., Expire 12/31/03...............................          71
 1,300     RSL Communications, Ltd., Expire 11/15/06.....................         178
                                                                          -----------
                                                                                4,357
                                                                          -----------
Telephone - Cellular -- 0.1%
 1,428     AirGate PCS, Inc., Expire 10/1/09.............................      63,432
 1,000     Iridium World Communications Ltd., Expire 7/15/05+............          10
                                                                          -----------
                                                                               63,442
                                                                          -----------
           TOTAL WARRANTS
           (Cost -- $268,589)............................................      68,584
                                                                          -----------
           SUB-TOTAL INVESTMENTS
           (Cost -- $82,475,022).........................................  74,487,890
                                                                          -----------

                      See Notes to Financial Statements.

[GRAPHIC]




                                                        Schedule of Investments
                                     September 30, 2001 (unaudited) (continued)



   Face
  Amount                                 Security                               Value
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 23.6%
$   145,000   Goldman, Sachs & Co., 3.140% due 10/1/01; Proceeds at
                maturity -- $145,038; (Fully collateralized by U.S. Treasury
                Notes, 3.625% due 8/31/03; Market value -- $147,900)........ $   145,000
 22,922,000   J.P. Morgan Chase & Co., 3.100% due 10/1/01; Proceeds at
                maturity -- $22,927,922; (Fully collateralized by Federal
                Home Discount Notes, 0.000% due 10/1/01 to 6/10/02;
                Market value -- $23,380,466)................................  22,922,000
                                                                             -----------
              TOTAL REPURCHASE AGREEMENTS
              (Cost -- $23,067,000).........................................  23,067,000
                                                                             -----------
              TOTAL INVESTMENTS -- 100%
              (Cost -- $105,542,022**)...................................... $97,554,890
                                                                             ===========

------
 ++Face amount denominated in U.S. dollars unless otherwise indicated. +Security is exempt from registration under Rule 144A of the Securities Act of
  1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
# Non-income producing security.
(a)All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b)Convertible bonds exchangeable for shares of common stock.
(c)Security has been segregated as collateral for foreign exchange contracts. **Aggregate cost for Federal income tax purposes is substantially the same.

   Currency abbreviations used in this schedule:
   EUR -- Euro
   GBP -- British Pound

   See pages 22 and 23 for definitions of ratings.

                      See Notes to Financial Statements.

                                                                   Bond Ratings
                                                                    (unaudited)

[GRAPHIC]


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "A" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

A         --Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB       --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B and --Bonds rated BB, B and CCC are regarded, on balance, as predominantly
 CCC        speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aa  --Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A   --Bond rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
      Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                                                   Bond Ratings
                                                        (unaudited) (continued)

[GRAPHIC]


Ba  --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B   --Bonds rated "B" generally lack characteristics of desirable investments.
      Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa --Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger may exist with respect to principal or interest.
NR  --Indicates that the bond is not rated by either Standard & Poor's or Moody's.

                                            Statement of Assets and Liabilities
                                                 September 30, 2001 (unaudited)

[GRAPHIC]


ASSETS:
 Investments, at value (Cost -- $82,475,022)........... $ 74,487,890
 Repurchase agreements, at value (Cost -- $23,067,000).   23,067,000
 Cash..................................................       76,542
 Receivable for securities sold........................      250,801
 Dividends and interest receivable.....................    2,234,063
 Receivable for open forward foreign currency contracts
   (Note 9)............................................        7,240
                                                         ------------
 Total Assets..........................................  100,123,536
                                                         ------------
LIABILITIES:
 Dividends payable.....................................      195,074
 Payable for open forward foreign currency contracts
   (Note 9)............................................      110,233
 Investment advisory fee payable.......................       55,223
 Administration fee payable............................       47,193
 Accrued expenses......................................      183,316
                                                         ------------
 Total Liabilities.....................................      591,039
                                                         ------------
Total Net Assets........................................ $ 99,532,497
                                                         ============
NET ASSETS:
 Par value of capital shares........................... $    168,114
 Capital paid in excess of par value...................  111,090,088
 Auction Rate Cumulative Preferred Shares (Note 6).....   50,000,000
 Overdistributed net investment income.................     (567,929)
 Accumulated net realized loss from security
   transactions and foreign currencies.................  (53,067,664)
 Net unrealized depreciation of investments and foreign
   currencies..........................................   (8,090,112)
                                                         ------------
Total Net Assets........................................ $ 99,532,497
                                                         ============
NET ASSET VALUE, COMPRISED OF:                 Per Share
                                              ----------
Auction Rate Cumulative Preferred Shares
 redemption value............................ $25,000.00 $ 50,000,000
Cumulative undeclared dividends on Auction
 Rate Cumulative Preferred Shares............      11.65       23,300
                                              ---------- ------------
Total allocated to Auction Rate Cumulative
 Preferred Shares............................ $25,011.65   50,023,300
                                              ========== ------------
Common Stock (16,811,387 shares outstanding).      $2.94   49,509,197
                                              ========== ------------
Total Net Assets.............................            $ 99,532,497
                                                         ============

                      See Notes to Financial Statements.

                                                        Statement of Operations
                                                      For the Six Months Ended
                                                 September 30, 2001 (unaudited)


[GRAPHIC]



   INVESTMENT INCOME:
     Interest.................................................. $  6,696,010
     Dividends.................................................      139,274
                                                                ------------
     Total Investment Income...................................    6,835,284
                                                                ------------
   EXPENSES:
     Investment advisory fee (Note 2)..........................      276,169
     Administration fee (Note 2)...............................      110,467
     Audit and legal...........................................       79,552
     Shareholder communications................................       66,365
     Auction fees..............................................       65,183
     Shareholder and system servicing fees.....................       38,819
     Listing fees..............................................       19,487
     Directors' fees...........................................       16,269
     Custody...................................................        7,743
     Pricing service fees......................................        7,231
     Other.....................................................        4,419
                                                                ------------
     Total Expenses............................................      691,704
                                                                ------------
   Net Investment Income.......................................    6,143,580
                                                                ------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCIES (NOTES 3 AND 9):
     Realized Gain (Loss) From:
      Security transactions (excluding short-term securities)..  (14,813,123)
      Foreign currency transactions............................      116,581
                                                                ------------
     Net Realized Loss.........................................  (14,696,542)
                                                                ------------
     Change in Net Unrealized Depreciation From:
      Security transactions....................................   (2,329,493)
      Foreign currency transactions............................     (173,293)
                                                                ------------
     Increase in Net Unrealized Depreciation...................   (2,502,786)
                                                                ------------
   Net Loss on Investments and Foreign Currencies..............  (17,199,328)
                                                                ------------
   Decrease in Net Assets From Operations...................... $(11,055,748)
                                                                ============

                      See Notes to Financial Statements.

                                           Statements of Changes in Net Assets
                                                      For the Six Months Ended
                                                 September 30, 2001 (unaudited)
                                              and the Year Ended March 31, 2001

[GRAPHIC]




                                                                September 30   March 31+
                                                                ------------  ------------
OPERATIONS:
  Net investment income........................................ $  6,143,580  $ 13,714,651
  Net realized loss............................................  (14,696,542)  (18,429,721)
  (Increase) decrease in net unrealized depreciation...........   (2,502,786)    2,506,766
                                                                ------------  ------------
  Decrease in Net Assets From Operations.......................  (11,055,748)   (2,208,304)
                                                                ------------  ------------
DISTRIBUTIONS PAID TO:
  7.00% Cumulative Preferred Stock Shareholders From
   Net Investment Income.......................................           --      (713,417)
  Auction Rate Cumulative Preferred Shares Shareholders
   From Net Investment Income..................................   (1,047,248)   (3,481,022)
  Common Stock Shareholders From Net Investment Income.........   (5,177,962)  (10,007,966)
  Common Stock Shareholders From Capital.......................           --      (493,599)
                                                                ------------  ------------
  Decrease in Net Assets From Distributions
   to Shareholders.............................................   (6,225,210)  (14,696,004)
                                                                ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Issuance of Auction Rate Cumulative Preferred Shares (net of
   underwriting commissions and expenses of $896,207)..........           --    59,103,793
  Redemption of 7.00% Cumulative Preferred Stock...............           --   (30,000,000)
  Redemption of Auction Rate Cumulative Preferred Shares.......           --   (10,000,000)
  Net asset value of shares issued for reinvestment
   of dividends................................................    1,156,987     2,595,805
                                                                ------------  ------------
  Increase in Net Assets From Fund Share Transactions..........    1,156,987    21,699,598
                                                                ------------  ------------
Increase (Decrease) in Net Assets..............................  (16,123,971)    4,795,290
NET ASSETS:
  Beginning of period..........................................  115,656,468   110,861,178
                                                                ------------  ------------
  End of period*............................................... $ 99,532,497  $115,656,468
                                                                ============  ============
*Includes overdistributed net investment income of:............   $(567,929)    $(381,768)
                                                                ============  ============

+ Certain amounts have been reclassified to conform to current year presentation.

                      See Notes to Financial Statements.

[GRAPHIC]




                                                        Statement of Cash Flows
                        For the Six Months Ended September 30, 2001 (unaudited)


Cash Flows Provided by Operating and Investing Activities:
 Interest and dividends received................................... $  6,211,830
 Operating expenses paid...........................................     (713,308)
 Purchases of short-term securities, net...........................  (20,931,000)
 Purchases of long-term securities.................................  (37,045,101)
 Proceeds from disposition of long-term securities.................   57,426,950
                                                                    ------------
 Net Cash Flows Provided By Operating and Investing Activities.....                  4,949,371
                                                                                  ------------
Cash Flows Used by Financing Activities:
 Cash dividends paid on Auction Rate Cumulative Preferred Shares...   (1,047,248)
 Cash dividends paid on Common Stock*..............................   (3,825,901)
                                                                    ------------
 Net Cash Flows Used By Financing Activities.......................                 (4,873,149)
                                                                                  ------------
Net Increase in Cash...............................................                     76,222
Cash, Beginning of period..........................................                        320
                                                                                  ------------
Cash, End of period................................................               $     76,542
                                                                                  ============
RECONCILIATION OF DECREASE IN NET ASSETS FROM
OPERATIONS TO NET CASH PROVIDED BY OPERATING
AND INVESTING ACTIVITIES:
Decrease in Net Assets From Operations.............................               $(11,055,748)
 Amortization/accretion of premium and discount on securities......   (1,339,222)
 Decrease in investments...........................................   17,017,241
 Decrease in receivable for securities sold........................    2,893,615
 Increase in payable for securities purchased......................   (3,313,801)
 Decrease in dividends and interest receivable.....................      597,632
 Decrease in receivable for open forward foreign currency contracts      171,258
 Increase in accrued expenses......................................      (21,604)
                                                                    ------------
 Total Adjustments.................................................                 16,005,119
                                                                                  ------------
Net Cash Flows Provided By Operating and Investing Activities......               $  4,949,371
                                                                                  ============
* Exclusive of dividend reinvestment of $1,156,987.

                      See Notes to Financial Statements.

                                                  Notes to Financial Statements
                                                                    (unaudited)

[GRAPHIC]

   1. Significant Accounting Policies
   Zenix Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

   The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers; any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the last bid price quoted. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund including references to valuations of other securities which are considered comparable in quality, interest rate and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (e) dividend income is recorded on the ex-dividend date and interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock based on net investment income. The holders of the Auction Rate Cumulative Preferred Shares shall be entitled to receive dividends in accordance with an auction that will normally be held weekly

                                                  Notes to Financial Statements
                                                        (unaudited) (continued)

[GRAPHIC]


and out of funds legally available to shareholders; (h) the net asset value of the Fund's Common Stock is determined no less frequently than the close of business on the Fund's last business day of each week (generally Friday). It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less
(1) the Fund's liabilities, (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Shares and (3) accumulated and unpaid dividends on the outstanding Auction Rate Cumulative Preferred Shares issue; (i) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At March 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

   In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund elected to adopt this requirement effective April 1, 2001. This change does not affect the Fund's

                                                  Notes to Financial Statements
                                                        (unaudited) (continued)

[GRAPHIC]


net asset value, but does change the classification of certain amounts in the statement of operations. For the six-month period ended September 30, 2001, interest income decreased by $51,069, net realized loss decreased by $138,980 and the change in net unrealized depreciation of investments increased by $87,911. In addition, the Fund recorded adjustments to decrease the cost of securities and increase accumulated overdistributed net investment income by $221,112 to reflect the cumulative effect of this change up to the date of the adoption.

   2. Advisory Agreement and Transactions with Affiliated Persons
   Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. (''Citigroup''), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

   SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

   All officers and one Director of the Fund are employees of Citigroup or its affiliates.

   3. Investments
   During the six months ended September 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-------------------------------------------------------------------------------
Purchases                                                          $33,731,300
-------------------------------------------------------------------------------
Sales                                                               54,533,335
-------------------------------------------------------------------------------

                                                  Notes to Financial Statements
                                                        (unaudited) (continued)

[GRAPHIC]



   At September 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

 -------------------------------------------------------------------------------
 Gross unrealized appreciation                                    $  2,244,511
 Gross unrealized depreciation                                     (10,231,643)
 -------------------------------------------------------------------------------
 Net unrealized depreciation                                      $ (7,987,132)
 -------------------------------------------------------------------------------

   4. Cash Flow Information
   The Fund invests in securities and distributes dividends from net investment income and net realized gains. These activities are reported in the Statements of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gains or losses on investment securities.

   5. Repurchase Agreements
   The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

   6. Auction Rate Cumulative Preferred Shares
   On April 14, 2000, the Fund issued 2,400 shares of Auction Rate Cumulative Preferred Shares ("ARCPS"). The underwriting discount of $600,000 and offering expenses of $296,207 associated with the ARCPS offering were recorded as a reduction of the capital paid in excess of par value of common stock. The ARCPS's dividends are cumulative at a rate determined at an auction, and the dividend period will typically be seven days. Dividend rates ranged from 3.10% to 5.15% for the six months ended September 30, 2001.

                                                  Notes to Financial Statements
                                                        (unaudited) (continued)

[GRAPHIC]



   The ARCPS are redeemable, under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ARCPS have a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ARCPS under the Investment Company Act of 1940.

   On December 27, 2000, the Fund voluntarily redeemed pro rata 400 shares of ARCPS in the amount of $25,000 per share plus accumulated but unpaid dividends. On October 30, 2001, the Fund voluntarily redeemed pro rata 400 shares of ARCPS in the amount of $25,000 per share plus accumulated but unpaid dividends. Following the redemptions, the Fund has 1,600 outstanding shares of ARCPS.

   Salomon Smith Barney Inc. (''SSB'') also currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of ARCPS that the broker/dealer places at auction. For the six months ended September 30, 2001, SSB earned approximately $65,183 as the broker/dealer.

   7. Capital Loss Carryforward
   At March 31, 2001, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $28,325,000 available to offset future realized capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

   The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                      2003       2004       2007       2008       2009
      ---------------------------------------------------------------------
      Carryforward
       Amounts     $4,873,000 $2,291,000 $1,704,000 $6,787,000 $12,670,000
      ---------------------------------------------------------------------

                                                  Notes to Financial Statements
                                                        (unaudited) (continued)

[GRAPHIC]



   8. Asset Maintenance Requirement
   The Fund is required to maintain certain asset coverages with respect to the ARCPS of at least 200%. If the Fund fails to maintain these requirements as of the last business day of the month and does not cure such failure by the last business day of the following month, the Fund is required to redeem certain of the ARCPS in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements would restrict the Fund's ability to pay dividends.

   9. Forward Foreign Currency Contracts
   At September 30, 2001, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts is reflected as follows:

                                   Local      Market   Settlement Unrealized
   Foreign Currency               Currency    Value       Date    Gain (Loss)
   ---------------------------------------------------------------------------
   To Sell:
   British Pound                    504,612 $  700,603  12/19/01   $ (38,109)
   Euro                              32,194     29,320   10/1/01         367
   Euro                           1,461,392  1,254,861  12/12/01     (72,124)
   ---------------------------------------------------------------------------
                                                                    (109,866)
   ---------------------------------------------------------------------------
   To Buy:
   British Pound                    189,568    276,652  12/19/01         860
   Euro                             414,463    370,331  12/12/01       6,013
   ---------------------------------------------------------------------------
                                                                       6,873
   ---------------------------------------------------------------------------
   Net Unrealized Loss on Forward
    Foreign Currency Contracts                                     $(102,993)
   ---------------------------------------------------------------------------


   10. Common Stock
   At September 30, 2001, the Fund had 250,000,000 shares of common stock authorized with a par value of $0.01 per share.

   Common stock transactions were as follows:

                                     Six Months Ended      Year Ended
                                    September 30, 2001   March 31, 2001
                                    ------------------ ------------------
                                    Shares    Amount   Shares    Amount
      --------------------------------------------------------------------
      Shares issued on reinvestment 264,473 $1,156,987 575,630 $2,595,805
      --------------------------------------------------------------------

                                                           Financial Highlights

[GRAPHIC]


For a share of common stock outstanding throughout each year ended March 31, unless otherwise noted:

                                               2001/(1)/    2001      2000      1999       1998     1997
                                               --------    -------   -------   -------   --------  -------
Net Asset Value, Beginning of Period..........   $3.97       $5.02     $5.96     $6.96      $6.45    $6.31
                                               -------     -------   -------   -------   --------  -------
Income (Loss) From Operations:
 Net investment income/(2)(3)/................    0.38        0.88      0.78      0.82       0.87     0.92
 Net realized and unrealized gain (loss) /(3)/   (1.04)      (1.00)    (0.94)    (0.97)      0.56     0.08
                                               -------     -------   -------   -------   --------  -------
 Total Gain (Loss) From Operations............   (0.66)      (0.12)    (0.16)    (0.15)      1.43     1.00
                                               -------     -------   -------   -------   --------  -------
Underwriting commission and expenses of
 issuance of Auction Rate Cumulative
 Preferred Shares.............................      --       (0.05)       --        --         --       --
                                               -------     -------   -------   -------   --------  -------
Change in undeclared dividends on Auction
 Rate Cumulative Preferred Shares.............    0.00*       0.04        --        --         --       --
                                               -------     -------   -------   -------   --------  -------
Distributions Paid To:
 7.00% Cumulative Preferred Stock
  Shareholders From Net Investment
  Income......................................      --       (0.04)    (0.13)    (0.14)     (0.14)   (0.14)
 Auction Rate Cumulative Preferred Shares
  Shareholders From Net Investment
  Income......................................   (0.06)      (0.23)       --        --         --       --
 Common Stock Shareholders From Net
  Investment Income...........................   (0.31)      (0.62)    (0.65)    (0.69)     (0.78)   (0.72)
 Common Stock Shareholders From Capital.......      --       (0.03)       --     (0.02)        --       --
                                               -------     -------   -------   -------   --------  -------
 Total Distributions..........................   (0.37)      (0.92)    (0.78)    (0.85)     (0.92)   (0.86)
                                               -------     -------   -------   -------   --------  -------
Net Asset Value, End of Period................   $2.94       $3.97     $5.02     $5.96      $6.96    $6.45
                                               =======     =======   =======   =======   ========  =======
Market Value, End of Period...................   $3.79       $4.82     $4.44     $5.88      $7.50    $7.25
                                               =======     =======   =======   =======   ========  =======
Total Return, Based on Market Value/(4)/......  (15.43)%++   25.02%   (14.28)%  (12.53)%    14.81%   15.55%
                                               =======     =======   =======   =======   ========  =======
Total Return, Based on Net Asset Value/(4)/...  (20.35)%++   (8.97)%   (4.43)%   (4.38)%    19.75%   14.04%
                                               =======     =======   =======   =======   ========  =======
Net Assets/(5)/, End of Period (000's)........ $49,509     $65,634   $80,234   $93,561   $105,861  $95,034
                                               =======     =======   =======   =======   ========  =======

                                                           Financial Highlights
                                                                    (continued)

[GRAPHIC]


                                      2001/(1)/ 2001    2000   1999   1998   1997
                                      --------  -----   -----  -----  -----  -----
Ratios to Average Net Assets Based on
Common Shares Outstanding/(6)/:
 Net investment income/(3)/..........  20.52%+  19.12%# 13.90% 12.99% 12.60% 14.35%
 Interest expense....................     --     0.10    2.04   1.81   1.81   1.92
 Auction fees........................   0.22+    0.20#     --     --     --     --
 Other expenses/(2)/.................   2.09+    1.84    1.69   1.53   1.51   1.59
 Total expenses......................   2.31+    2.14    3.73   3.34   3.32   3.51
Portfolio Turnover Rate..............     32%      85%     79%    91%    79%   101%

------
(1) For the six months ended September 30, 2001 (unaudited).
(2) The investment adviser waived a portion of its fees for the year ended March 31, 2001. If such fees were not waived, the per share decrease to net investment income and the actual other expense ratio would have been $0.00* and 1.91%, respectively.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1, the ratio of net investment income to average net assets would have been 20.69%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01 per share.
(4) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
(5) Exclusive of preferred shares outstanding and undeclared preferred dividends.
(6) Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
 #  Amount has been reclassified to conform to current year presentation.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

                                                    Other Financial Information
                                                                    (unaudited)

[GRAPHIC]

   The table below sets out information with respect to Auction Rate Cumulative Preferred Shares, 7.00% Cumulative Preferred Stock and Bank Credit Facility:

                                   2001/(1)/  2001     2000     1999     1998     1997
                                   --------  ------- -------- -------- -------- --------
Auction Rate Cumulative
Preferred Shares(2)(3)(4)
  Total Amount
   Outstanding (000s)............. $50,000   $50,000       --       --       --       --
  Asset Coverage Per Share........  49,755    57,828       --       --       --       --
  Involuntary Liquidating
   Preference Per Share...........  25,000    25,000       --       --       --       --
  Average Market Value
   Per Share(5)...................  25,000    25,000       --       --       --       --
7.00% Cumulative
Preferred Stock(6)
  Total Amount Outstanding (000s).      --        -- $ 30,000 $ 30,000 $ 30,000 $ 30,000
  Asset Coverage Per Share........      --        --    2,340    2,560    2,760    2,580
  Involuntary Liquidating
   Preference Per Share...........      --        --    1,000    1,000    1,000    1,000
  Average Market Value
   Per Share(5)...................      --        --    1,000    1,000    1,000    1,000
PNC Bank Credit Facility(7)
  Total Amount
   Outstanding (000s).............      --        --   30,000   30,000   30,000   30,000
  Asset Coverage (000s)...........      --        --  140,200  153,600  165,900  154,800

------
(1)As of September 30, 2001.
(2)On April 14, 2000, the Fund issued 2,400 shares of Auction Rate Cumulative Preferred Shares at $25,000 a share.
(3)On December 27, 2000, the Fund redeemed 400 shares of Auction Rate Cumulative Preferred Shares at $25,000 a share.
(4)On October 30, 2001, the Fund redeemed 400 shares of Auction Rate Cumulative Preferred Shares at $25,000 a share.
(5)Excludes accrued interest or accumulated undeclared dividends.
(6)On April 14, 2000, the Fund redeemed in full its shares of 7.00% Cumulative Preferred Stock.
(7)On April 14, 2000, the Fund's $35,000,000 line of credit with PNC Bank was extinguished.

                                                                 Financial Data
                                                                    (unaudited)

[GRAPHIC]


For a share of common stock outstanding throughout each period:

                                                            Dividend
                             NYSE      Net Asset Dividend Reinvestment
Record Date Payable Date Closing Price  Value*     Paid      Price
-----------------------------------------------------------------------
 4/27/99      4/30/99       $5.750       $6.07    $0.056     $5.910
 5/25/99      5/28/99        5.938        5.87     0.056      5.750
 6/22/99      6/25/99        5.875        5.69     0.054      5.580
 7/27/99      7/30/99        5.938        5.68     0.054      5.641
 8/24/99      8/27/99        5.750        5.51     0.054      5.463
 9/21/99      9/24/99        5.375        5.42     0.054      5.312
 10/26/99     10/29/99       4.938        5.34     0.054      5.200
 11/22/99     11/26/99       5.000        5.42     0.054      4.880
 12/27/99     12/30/99       4.500        5.43     0.054      4.630
 1/25/00      1/28/00        4.625        5.30     0.054      4.690
 2/22/00      2/25/00        4.500        5.27     0.054      4.480
 3/28/00      3/31/00        4.438        5.11     0.054      4.556
 4/25/00      4/28/00        4.563        4.88     0.054      4.661
 5/23/00      5/26/00        4.563        4.68     0.054      4.586
 6/27/00      6/30/00        4.750        4.80     0.054      4.714
 7/21/00      7/28/00        5.000        4.80     0.054      4.704
 8/18/00      8/25/00        5.063        4.65     0.054      4.809
 9/22/00      9/29/00        5.063        4.52     0.054      4.750
 10/24/00     10/27/00       4.625        4.12     0.054      4.394
 11/20/00     11/24/00       4.500        3.88     0.054      4.275
 12/26/00     12/29/00       3.938        3.81     0.054      3.741
 1/23/01      1/26/01        4.938        4.21     0.054      4.691
 2/20/01      2/23/01        4.860        4.26     0.054      4.617
 3/27/01      3/30/01        4.800        3.98     0.054      4.560
 4/24/01      4/27/01        4.590        3.79     0.054      4.361
 5/22/01      5/25/01        4.600        3.81     0.054      4.370
 6/26/01      6/29/01        4.570        3.46     0.052      4.342
 7/24/01      7/27/01        4.730        3.37     0.052      4.510
 8/28/01      8/31/01        4.540        3.39     0.052      4.294
 9/25/01      9/28/01        3.790        2.97     0.047      3.610

------
* As of record date.

                                                     Dividend Reinvestment Plan
                                                                    (unaudited)

[GRAPHIC]


   Under the Fund's Dividend Reinvestment Plan (Plan), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the Common Stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of Common Stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the Common Stock.

   If the market price of the Common Stock is less than 98% of the net asset value of the Common Stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the Common Stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the

                                                     Dividend Reinvestment Plan
                                                        (unaudited) (continued)

[GRAPHIC]


then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the Common Stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at such net asset value. PFPC will begin to purchase Common Stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

   PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

   Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

                                                     Dividend Reinvestment Plan
                                                        (unaudited) (continued)

[GRAPHIC]


   Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

                    --------------------------------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

[GRAPHIC]



   DIRECTORS

   Allan J. Bloostein
   Martin Brody
   Dwight B. Crane
   Paolo M. Cucchi
   Robert A. Frankel
   Paul Hardin
   William R. Hutchinson
   Heath B. McLendon, Chairman
   George M. Pavia

   Charles F. Barber, Emeritus

   OFFICERS

   Heath B. McLendon
   Chairman of the Board
   Lewis E. Daidone
   Senior Vice President
   and Treasurer
   John C. Bianchi, CFA
   Vice President and
   Investment Officer
   Paul A. Brook
   Controller
   Christina T. Sydor
   Secretary

                   This report is intended only for the shareholders of the
                                    ZENIX Income Fund Inc.
                  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                         FD01206 11/01